Dunebridge Revolving Credit Facility And Dunebridge Term Facility	12 Months Ended
Dec. 31, 2021
Borrowings [abstract]
Dunebridge Revolving Credit Facility And Dunebridge Term Facility
10.	DUNEBRIDGE REVOLVING CREDIT FACILITY AND DUNEBRIDGE TERM FACILITY
On September 30, 2020, the Company entered into the Dunebridge RCF (Note 16) of up to US$25 million, with first ranking lien terms. The Dunebridge RCF carries an interest rate of 5% per annum, and was initially repayable on September 30, 2021. Interest is payable on a monthly basis. The agreement also required an upfront 1% financing fee, which was paid on September 30, 2020. The Dunebridge RCF is not subject to any financial covenants. A default would occur if the Company is unable to make the monthly interest payments, or the principal repayment.
The Dunebridge RCF includes various restrictive covenants which requires that no additional indebtedness be entered into, and no new agreements related to the sale of diamonds, beyond what currently exists, without prior written approval from Dunebridge.
Under the Dunebridge RCF, permitted distributions to third parties (which include dividends) are subject to the Company having a net debt to EBITDA ratio of less than or equal to 1.75:1. Net debt is equal to total debt, less cash and cash equivalents. The aggregate amount of all distributions paid during the rolling four quarters up to and including the date of such distribution does not exceed 25% of free cash flows (“FCF”) during such period. FCF is defined as EBITDA minus, without duplication, (a) capital expenditures, (b) cash taxes, (c) any applicable standby fee, other fees or finance costs payable to the finance parties in connection with the Dunebridge RCF, (d) interest expenses and (e) any indebtedness (including mandatory prepayments) permitted under the existing agreement. Also, the available liquidity after payment of a distribution must be greater than or equal to US$60 million for distributions paid during a quarter ending March 31, or US$50 million for other quarters, where the aggregate amount of the all-advances
outstanding does not exceed US$10 million.
On September 24, 2021, the Dunebridge RCF was extended with the same restrictive covenants described above. The repayment date was extended to March 31, 2022, and an upfront 2% extension fee of US$0.5 million was paid. The extension of the Dunebridge RCF was subject to the Dunebridge Term Facility (“Term Facility”) (below)
being fully repaid, and terminated. The Dunebridge RCF continues to carry an interest rate of 5% per annum.
The upfront fee is categorized as deferred financing fee against the loan and amortized over the term of the loan. As at December 31, 2021, $319 of deferred financing fee is remaining and classified as other assets on the consolidated balance sheet.

Subsequent to the year ended December 31, 2021, the Company drew and repaid
US$5M from the Dunebridge RCF for funding operations.
Dunebridge Term Facility
On May 12, 2021, the Company, with Dunebridge as lender, added a US$33 million Term Facility to its existing US$25 million Dunebridge RCF, with first ranking lien terms. The Term Facility bears interest at a fixed rate of 10% per annum, net of withholding taxes, payable monthly. In addition to the interest, a flat 5% fee is payable on each advance made thereunder. The Term Facility reduced in size to a maximum of US$22 million on July 15, 2021 and matured on December 31, 2021. On May 17, 2021, a US$23 million advance was drawn by the Company, followed by a US$8 million draw in June 2021. The Term Facility contained a cash sweep requirement on the following month’s projected minimum cash balances above US$2 million. The cash sweep is calculated 5 business days after each diamond sale in Antwerp, Belgium and amounts swept could be redrawn without fee.
On June 30, 2021, the Company repaid US$9 million ahead of the reduction of size requirement to US$22 million on July 15, 2021. The Company also repaid a cash sweep amount of US$2 million in June 2021, and US$8.5 million in July 2021. On September 23, 2021, the Company had fully repaid the Term Facility, and in accordance with the Dunebridge RCF extension described above, was terminated.